SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 22, 2018

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36530	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

34 South Molton Street, London W1K 5RG, United Kingdom

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+44(0)20 7409 5248

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Completion of Acquisition or Disposition of Assets

On February 22, 2018, we acquired 51% of the membership interests in Once In A Lifetime LLC, a Florida limited liability company d/b/a/ 123 Wish (“123 Wish”), pursuant to an Exchange Agreement dated January 18, 2018 with 123 Wish and its members in exchange for 1, 333,334 shares of our common stock plus an additional number of shares of our common stock based upon the net after tax earnings of 123 Wish during the six month periods ending six and twelve months after the completion of the acquisition.

123Wish is an experience based platform that offers participants an opportunity to play and win unique experiences from the world's most renowned celebrities, influencers, athletes, designers, artists, luxury items and more while supporting a diverse range of charities.

Item 3.02 Unregistered Sales of Equity Securities

On February 22, 2018, we issued to the members of 123 Wish , each of whom or which represented to us that such member was an accredited investor, a total of 1,333,334 shares of our common stock (the “Shares”) in exchange for 51% of the membership interests in 123 Wish.

The issuance of the Shares was exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act and Section 4(a)(2) of the Securities Act. The certificates representing the Shares will be endorsed with the customary Securities Act restrictive legend.

Item 7.01 Regulation FD Disclosure

On February 26, 2018, we issued a press release containing a letter to stockholders from Mark White, our Chief Executive Officer, concerning our acquisition strategy. The press release is annexed hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of business required. We will file the audited financial statements of 123 Wish required under applicable rules of the SEC within 71 days after the date this Form 8-K reporting the acquisition of 123 Wish is required to be filed.

(b)	Pro forma financial information. We will file the pro forma financial information required under applicable rules of the SEC within 71 days after the date this Form 8-K reporting the acquisition of 123 Wish is required to be filed.

(d)	Exhibits

Exhibit No.	Description

10.1	Exchange Agreement (incorporated herein by reference to exhibit 10.1 to the registrant’s Current report on Form 8-K filed on January 24, 2018).

99.1	Press release issued on February 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 2018	One Horizon Group, Inc.

	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer